Exhibit 99.01

BEFORE THE ARKANSAS PUBLIC SERVICE COMMISSION

IN THE MATTER OF THE APPLICATION	)
OF OKLAHOMA GAS AND ELECTRIC	)	DOCKET NO. 10-067-U
COMPANY FOR APPROVAL OF A GENERAL	)
CHANGE IN RATES AND TARIFFS	)

JOINT MOTION TO APPROVE SETTLEMENT AGREEMENT

Come now the General Staff of the Arkansas Public Service Commission (Staff), Oklahoma Gas and Electric Company (OG&E), the Consumer Utilities Rate Advocacy Division of the Arkansas Attorney General's Office (AG), and Northwest Arkansas Industrial Energy Consumers (NWIEC), hereinafter collectively referred to as “the Settling Parties” and being all the parties to the above-referenced Docket, and for their Joint Motion to Approve Settlement Agreement (Joint Motion) state as follows:

1.   The Settling Parties have reached agreement on the issues outstanding in Docket No. 10-067-U.  This Settlement Agreement (Agreement) is set forth in and attached hereto as Joint Exhibit.  By this Joint Motion, the Settling Parties are requesting that the Arkansas Public Service Commission (Commission) approve the Agreement.  The Agreement, inter alia, resolves all issues, including revenue requirement, and provides for the subsequent filing of compliance tariffs to effectuate this Agreement as soon as possible, but no later than June 7, 2011.

2.   As support for the Agreement and concurrent with the filing of this Joint Motion, the following witnesses are sponsoring Settlement Agreement Testimonies:

Howard Motley for OG&E

Jeff Hilton and Kim O. Davis for Staff

Shawn McMurray for the AG

Mark Garrett for NWIEC

3.   The Settling Parties state that the timing of this filing is consistent with the provisions of Order No. 2 in this Docket which required “Any settlement agreement along with supporting testimonies and exhibits shall be filed no later than ten (10) days before the scheduled evidentiary hearing, which in this case makes the filing due on or before May 13, 2011”.

4.   The Settling Parties recommend that the current procedural schedule should remain in effect so that the Agreement can be considered at the evidentiary hearing which is set to begin at 9:30 a.m. on Wednesday, May 24, 2011, in Commission Hearing Room No. 1, Arkansas Public Service Commission Building, 1000 Center Street, Little Rock, Arkansas, for the purpose of considering the merits of the Agreement, taking opening statements, and receiving testimony and public comments.  The date and time scheduled for the area public hearing in Fort Smith, Arkansas at 6:00 p.m. on May 31, 2011, at the offices of the Arkansas Oil and Gas Commission located at 3309 Phoenix Avenue, should likewise remain the same.

5.   The Settling Parties request that on or before Friday, May 20, 2011, an order be issued excusing all witnesses from appearing at the evidentiary hearing except those listed in Paragraph No. 2 above, who are supporting the Agreement.

WHEREFORE, the Settling Parties hereby request that the Commission enter an order on or before Friday, May 20, 2011 excusing all witnesses with the exceptions found in Paragraph No. 2 of this Joint Motion, approve the Settlement Agreement attached hereto, and grant them all other necessary and proper relief.

Respectfully submitted,

GENERAL STAFF OF THE ARKANSAS
PUBLIC SERVICE COMMISSION

By:           /s/Kevin M. Lemley
    Staff Attorney
    Cynthia Uhrynowycz
    Staff Attorney
    1000 Center Street
    P.O. Box 400
    Little Rock, AR  72203-0400
    (501) 682-5878

OKLAHOMA GAS & ELECTRIC CO.

By:           /s/Lawrence E. Chisenhall, Jr.
    Chisenhall, Nestrud & Julian
    2840 Regions Center
    400 W. Capitol Avenue
    Little Rock, AR  72201
    (501) 372-5800

ATTORNEY GENERAL OF ARKANSAS

By:           /s/M. Shawn McMurray
    Senior Asst. Attorney General
    Emon Mahony
    Asst. Attorney General
    323 Center Street, Suite 200
    Little Rock, AR  72201
    (501) 682-1053

NORTHWEST ARKANSAS INDUSTRIAL
ENERGY CONSUMERS

By:           /s/Thomas P. Schroedter
    Hall, Estill, Hardwick, Gable,
    Golden & Nelson, P.C.
    320 S. Boston Avenue, Suite 400
    Tulsa, OK  74103-3708
    (918) 594-0436

CERTIFICATE OF SERVICE

I, Kevin M. Lemley, hereby certify that a copy of the foregoing has been served on all parties of record by electronic mail this _13th_ day of May, 2011.

          /s/Kevin M. Lemley

JOINT EXHIBIT

BEFORE THE ARKANSAS PUBLIC SERVICE COMMISSION

IN THE MATTER OF THE APPLICATION	)
OF OKLAHOMA GAS AND ELECTRIC	)	DOCKET NO. 10-067-U
COMPANY FOR APPROVAL OF A GENERAL	)
CHANGE IN RATES AND TARIFFS	)

SETTLEMENT AGREEMENT

Come now the General Staff of the Arkansas Public Service Commission (Staff), Oklahoma Gas and Electric Company (OG&E), the Consumer Utilities Rate Advocacy Division of the Arkansas Attorney General's Office (AG), and Northwest Arkansas Industrial Energy Consumers (NWIEC), hereinafter collectively referred to as “the Settling Parties” and being all the parties to the above-referenced Docket, agree to the following terms in settlement of all outstanding issues in the above-referenced Docket.

1.        PROCEDURAL SCHEDULE AND RECORD DEVELOPMENT:

OG&E proposed a level of revenue requirement, corresponding rates, and other items in its Application and Direct Testimonies and Exhibits filed September 28, 2010, and revised on September 29, 2010, and October 7, 2010.  After conducting extensive discovery, Staff, the AG, and NWIEC filed Direct Testimony on March 15, 2011.  OG&E filed Rebuttal Testimony on April 5, 2011, as corrected on April 14, 2011.  Staff and the AG filed Surrebuttal Testimony on April 26, 2011.

The Record has been developed fully as reflected in the filed testimonies and exhibits.  In pursuit of settlement, a complete discussion of the issues outstanding was

JOINT EXHIBIT

undertaken among the Settling Parties, each being a strong advocate for its respective position. The result is that the Settling Parties to this Agreement have agreed to settle this case based on Staff’s recommendations advanced in its Surrebuttal Testimonies and Exhibits, except as indicated below.

2.        REVENUE REQUIREMENT:

A.           The Settling Parties agree that OG&E's non-fuel rate schedule revenue requirement, Arkansas jurisdiction, is $88,607,368 with a resulting revenue deficiency of $8,787,918, as shown in Attachment No. 1.

B.           While the agreed-upon revenue requirement reflects a negotiated settlement of all revenue requirement issues, the Settling Parties agree that the revenue deficiency and revenue requirement were developed based on Staff's April 26, 2011 Surrebuttal revenue requirement and related recommendations adjusted only as listed below:

1.	Decrease depreciation expense in the amount of $107,419 to correct an error in Staff’s calculation in its Surrebuttal case. The decrease in revenue requirement resulting from this change is $10,290;

2.
Increase working capital assets in the amount of $10,575,133 based on additional information provided by the Company.  The increase in retail revenue requirement resulting from this change is $99,083; and

JOINT EXHIBIT

3.
The return on equity is reduced from 10% to 9.95% and as a result the overall rate of return reduced from 5.95% to 5.93% as shown below.  The decrease in revenue requirement resulting from this change is $141,142.  All other capital components and cost rates are unchanged, including the weighted cost of debt of 2.45%.

Overall Rate of Return
				Weighted
Component	Amount	Proportion	Rate	Cost

Long-Term Debt	$2,006,378,121	37.94%	6.31%	2.39%
Short-Term Debt	160,510,250	3.03%	0.34%	0.01%
Common Equity	1,845,867,871	34.90%	9.95%	3.47%
Customer Deposits	63,198,986	1.19%	1.64%	0.02%
ADIT	1,000,655,618	18.92%	0.00%	0.00%
Post-1970 ADITC – Long-Term Debt	4,685,854	0.09%	6.31%	0.01%
Post-1970 ADITC – Short-Term Debt	374,868	0.01%	0.34%	0.00%
Post-1970 ADITC – Equity	4,310,985	0.08%	9.95%	0.01%
CAOL	190,466,043	3.60%	0.00%	0.00%
Other Capital Items	12,216,233	0.23%	7.76%	0.02%

Totals	$5,288,664,829	100.00%		5.93%

       C.    The Settling Parties agree the Commission should approve the depreciation rates sponsored by Staff witness Gayle Freier as set forth in Attachment No. 2 hereto, which reflect the depreciation rates proposed in Surrebuttal Exhibit GF-1 as derived from the parameters in Surrebuttal Exhibit GF-2.

D.           The Settling Parties agree to the billing determinants set forth in Direct Exhibit RHS-1 of Staff witness Robert H. Swaim.

JOINT EXHIBIT

3.           COST ALLOCATION AND RATE DESIGN:

A.           The Settling Parties agree to use the Customer Class Cost of Service Study (COS Study), which was developed using the allocation methods and factors embodied in Staff’s COS Study as presented in Surrebuttal Exhibit SBG-1 of Staff witness Sandra B. Green.  The results of the agreed upon COS Study are set forth in Attachment No.1 to the Agreement.

B.           The Settling Parties agree to use OG&E’s filed jurisdictional allocation factors derived using OG&E’s billing determinants for calculating the jurisdictional cost allocations and Staff’s billing determinants for Arkansas rate class allocation and rate design as recommended by Staff witness Robert H. Swaim in his Surrebuttal Testimony and presented in his Direct Exhibit RHS-1.

C.           Consistent with Staff Witness Sandra B. Green’s Surrebuttal Testimony (page 9, lines 1 – 10), to mitigate customer impact, the revenue surplus resulting from the Lighting class shall be distributed in a fair manner among the classes/service levels requiring a larger-than-system-average increase.  The resulting non-fuel rate schedule revenue requirement for each customer class is as follows:

	Revenue
Rate Class	Requirement	Increase
Residential	$31,204,181	$2,420,238
General Service	$9,260,801	$529,179
Power & Light	$22,496,833	$2,507,125
Power & Light TOU	$22,492,255	$3,315,960
Lighting	$3,023,370	$0
Municipal Pumping	$67,497	$9,588
Athletic Field Lighting	$62,431	$5,827
Total Arkansas Retail	$88,607,368	$8,787,918

JOINT EXHIBIT

D.          The Settling Parties agree that the Company will file compliance tariffs on or before Tuesday, June 7, 2011, which will reflect a rate design consistent with the terms of this Agreement.  Staff will file Compliance Testimony addressing the tariffs by Wednesday, June 8, 2011.  Staff will use its best efforts to work with the Company in advance of these dates to insure that the tariffs are consistent with the Agreement prior to these filing deadlines.

E.           The Settling Parties agree that the customer charge for the Residential class will increase by the system average increase; the customer charge for the General Service class will not change.

F.           The Settling Parties agree that OG&E’s rate design will comply with Staff’s recommendations regarding block design.

G.           The Settling Parties agree that OG&E will offer both Demand-based and Energy-based Power and Light-Time of Use rates.  Rate schedules SL-2, SL-3 and SL-4 will be re-combined into a single PL-TOU Energy rate schedule as is the case in the currently approved tariff.  Rate schedule SL-1 PL-TOU Energy will include a “super peak” period rate during the hours of 4pm to 6pm.

H.           The Settling Parties agree that OG&E will include Residential and General Service Time of Use rates, but will not offer a senior citizen discount.

I.            The Settling Parties agree that OG&E will include Residential and General Service Variable Peak Pricing rates, but will not offer a senior citizen discount and customers will pay for incremental meter costs.

JOINT EXHIBIT

J.            The Settling Parties agree that OG&E will not offer flat bill rates.

K.          The Settling Parties agree to reject OG&E’s proposal for a Customer Education and Demand Rider.

L.           The Settling Parties agree that OG&E will offer a Transmission Cost Recovery Rider as set forth in Staff witness Butler’s Surrebuttal Exhibit RLB-1.

M.          The Settling Parties agree the Commission should approve Staff’s recommended Energy Cost Recovery Rider (Rider ECR) as set forth in Staff witness Butler’s Surrebuttal Exhibit RLB-2, which does not include uncollectible accounts expense or carbon taxes or other costs associated with future legislation.

N.          The Settling Parties agree the Commission should approve OG&E’s proposed Load Reduction Rider (LR Rider) as recommended in Staff witness Butler’s Direct and Surrebuttal Testimonies.  OG&E will allow Day-Ahead Pricing (DAP) customers to participate in the LR Rider provided that the terms of both tariffs are properly defined to prevent duplicate benefits for the reduction in load.  Purchased power capacity costs related to the LR Rider may be temporarily recovered through Rider ECR until the next rate case.  In the next rate case purchased power capacity costs related to the LR Rider will be incorporated in base rates.

O.          The Settling Parties agree the Commission should approve a revision to DAP tariff, which implements a risk and recovery factor (RRF) of $.003 per kWh and imposes certain reporting requirements as recommended in the Surrebuttal Testimony of Staff witness Butler.  Purchased power capacity payments will be recovered in base rates and the energy component will be recovered through Rider ECR.

JOINT EXHIBIT

4.        OTHER ISSUES:

A.           OG&E requests, and the Settling Parties do not object, that the new rates become effective for bills rendered as soon as possible after a Commission order approving the Agreement but not later than for bills rendered on July 1,  2011;

B.           The Settling Parties agree the Commission should approve Staff’s recommendation to reject OG&E’s proposal for pension and OPEB trackers.

C.           The Settling Parties agree the Commission should approve Staff’s recommendation to reject OG&E’s proposal for a storm rider or tracker.

D.           OG&E may defer, for accounting purposes, the proposed expenses associated with the customer education program for an amount not to exceed $300,000 per year for a maximum of two years.  This amount should include only incremental charges, i.e., excluding salaries, postage or other costs already considered in base rates, and should only be for the purposes of educating or informing customers and without the accrual of carrying charges.  The deferred costs will be reviewed in OG&E’s next retail rate case to ensure the costs reasonably meet the above requirements for future recovery.

E.            OG&E shall comply with the Allowance for Funds Used During Construction (AFUDC) recommendation reflected in the Surrebuttal Testimony of Staff witness Jo Ann Sterling at page 14, line 20 through page 15, line 2.  The overall rate of return is 5.93%.  Nothing herein alters OG&E’s obligation in future rate case applications, pursuant to Docket No. 08-103-U, to make whatever adjustment may be necessary to accurately state gross plant consistent with the terms of this provision.

JOINT EXHIBIT

 F.            On a prospective basis, OG&E shall keep depreciation expense and likewise accumulated depreciation on an individual FERC account level, by plant and unit, and report in the same manner in future rate applications.

       G.            On a prospective basis, OG&E shall utilize the functional/FERC account/plant/unit allocation that Staff performed in this case as the Arkansas adjustment to accumulated depreciation.  Nothing herein alters OG&E’s obligation for future rate case applications, pursuant to Docket No. 08-103-U, to make an adjustment to accurately reflect net plant at Arkansas-approved depreciation rates.

H.           In future rate cases OG&E shall fully explain any adjustment to per book amounts in its initial testimony or depreciation study, or include a workpaper that fully explains and supports the adjustment.

I.            OG&E’s compliance tariffs will include an attachment to its Rider for Uniform Municipal Tax Adjustment, which lists the name of the municipality and the rate applied to customers’ bills.

5.        RIGHTS OF THE SETTLING PARTIES:

 A.          This Agreement is made upon the explicit understanding that it constitutes a negotiated settlement which is in the public interest.  Nothing herein shall constitute an admission of any claim, defense, rule or interpretation of law, allegation of fact, principle, or method of ratemaking or cost-of-service determination or rate design, or terms or conditions of service, or the application of any rule or interpretation of law, that may underlie, or be perceived to underlie, this Agreement.

       B.           This Agreement is expressly contingent upon its approval by the Commission without any modification. The various provisions of the Agreement are

JOINT EXHIBIT

interdependent and unseverable. All parties shall cooperate fully in seeking the Commission's approval of the Agreement. The parties shall not support any alternative proposal or settlement agreement while this Agreement is pending before the Commission.

C.          Except as to matters specifically agreed to be done or occur in the future, no party shall be precluded from taking any position on the merits of any issue in any subsequent proceeding in any forum. This Agreement shall not be used or argued as establishing precedent for any methodology or rate treatment in any future proceeding.

D.          In the event the Commission does not accept, adopt, and approve this Agreement in its entirety and without modification, the Settling Parties agree that this Agreement may be declared void and of no effect by any party. In that event, however, the Settling Parties agree that: (a) no party shall be bound by any of the provisions or agreements hereby contained; (b) all parties shall be deemed to have reserved all their respective rights and remedies in this proceeding; and (c) no party shall introduce this Agreement or any related writings, discussions, negotiations, or other communications of  any type in any proceeding.

Respectfully submitted,

GENERAL STAFF OF THE ARKANSAS
PUBLIC SERVICE COMMISSION

By:           /s/Kevin M. Lemley
    Staff Attorney
    Cynthia Uhrynowycz
    Staff Attorney
    1000 Center Street
    P.O. Box 400
    Little Rock, AR  72203-0400
    (501) 682-5878

JOINT EXHIBIT

OKLAHOMA GAS & ELECTRIC CO.

By:           /s/Lawrence E. Chisenhall, Jr.
    Chisenhall, Nestrud & Julian
    2840 Regions Center
    400 W. Capitol Avenue
    Little Rock, AR  72201
    (501) 372-5800

ATTORNEY GENERAL OF ARKANSAS

By:           /s/M. Shawn McMurray
    Senior Asst. Attorney General
    Emon Mahony
    Asst. Attorney General
    323 Center Street, Suite 200
    Little Rock, AR  72201
    (501) 682-1053

NORTHWEST ARKANSAS INDUSTRIAL
ENERGY CONSUMERS

By:           /s/Thomas P. Schroedter
    Hall, Estill, Hardwick, Gable,
    Golden & Nelson, P.C.
    320 S. Boston Avenue, Suite 400
    Tulsa, OK  74103-3708
    (918) 594-0436

OKLAHOMA GAS AND ELECTRIC COMPANY									ATTACHMENT NO. 1
DOCKET NO. 10-067-U									PAGE 1 OF 1
COST OF SERVICES STUDY

		TOTAL		TOTAL
		COMPANY	OTHER	ARKANSAS		GENERAL	POWER &	POWER &		MUNICIPAL	ATH. FLD.
LINE		PRO FORMA	JURSIDICTIONS	JURISDICTION	RESIDENTIAL	SERVICE	LIGHT	LIGHT TOU	LIGHTING	PUMPING	LIGHTING
NO.	DESCRIPTION	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)

	RATE BASE
1	Gross Plant in Service	$7,014,769,793	$6,352,108,372	$662,661,420	$226,390,964	$69,815,151	$171,024,549	$173,587,185	$20,882,546	$506,243	$454,783
2	Accumulated Depreciation	$2,993,001,922	$2,703,226,092	$289,775,829	$98,026,625	$29,829,558	$74,143,636	$79,229,888	$8,194,186	$193,037	$158,899
3	Total Net Plant	$4,021,767,871	$3,648,882,280	$372,885,591	$128,364,339	$39,985,593	$96,880,912	$94,357,297	$12,688,359	$313,207	$295,884
4	Plant Held for Future Use	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
5	Working Capital Assets & Misc. Other	$570,816,681	$514,837,610	$55,979,071	$18,505,774	$5,578,103	$14,523,495	$16,034,464	$1,273,356	$34,526	$29,354
6	TOTAL RATE BASE	$4,592,584,552	$4,163,719,890	$428,864,662	$146,870,113	$45,563,696	$111,404,407	$110,391,761	$13,961,716	$347,732	$325,237

	NON-FUEL OPERATING REVENUES
7	Present Rate Schedules/Class	$1,654,472,988	$1,574,653,537	$79,819,451	$28,783,943	$8,731,622	$19,989,708	$19,176,295	$3,023,370	$57,909	$56,604
8	Other Revenues	$37,516,492	$36,925,005	$591,487	$467,362	$76,304	$24,627	$19,851	$2,857	$424	$62
9	TOTAL OPERATING REVENUES	$1,691,989,480	$1,611,578,542	$80,410,938	$29,251,305	$8,807,926	$20,014,335	$19,196,146	$3,026,227	$58,333	$56,666

	OPERATING EXPENSES
10	Operations and Maintenance	$1,056,622,369	$1,023,173,404	$33,448,965	$12,327,590	$3,373,973	$8,270,529	$8,710,146	$721,891	$24,091	$20,744
11	Depreciation and Amortization	$190,598,517	$172,844,703	$17,753,814	$6,062,099	$1,854,341	$4,596,586	$4,651,157	$563,543	$13,634	$12,454
12	TOTAL OPERATING EXPENSES	$1,247,220,886	$1,196,018,107	$51,202,779	$18,389,689	$5,228,314	$12,867,115	$13,361,303	$1,285,435	$37,725	$33,198

13	TAXES OTHER THAN INCOME	$71,609,219	$64,798,676	$6,810,543	$2,338,787	$710,208	$1,751,712	$1,797,421	$202,643	$5,163	$4,609

14	FEDERAL & STATE INCOME TAXES	$84,162,112	$81,870,760	$2,291,352	$1,270,964	$488,827	$397,694	-$306,734	$436,190	$1,297	$3,114

15	TOTAL EXPENSES	$1,402,992,217	$1,342,687,543	$60,304,674	$21,999,441	$6,427,348	$15,016,521	$14,851,990	$1,924,267	$44,185	$40,921

16	OPERATING INCOME	$288,997,263	$268,890,999	$20,106,264	$7,251,865	$2,380,577	$4,997,814	$4,344,156	$1,101,959	$14,148	$15,745

17	PRESENT RATE OF RETURN	6.2927%	6.4580%	4.6883%	4.9376%	5.2247%	4.4862%	3.9352%	7.8927%	4.0687%	4.8412%

	REVENUE REQUIREMENT DETERMINATION
18	REQUIRED RATE OF RETURN			5.93%	5.93%	5.93%	5.93%	5.93%	5.93%	5.93%	5.93%
19	REQUIRED OPERATING INCOME (L6*L18)			$25,431,674	$8,709,398	$2,701,927	$6,606,281	$6,546,231	$827,930	$20,621	$19,287
20	OPERATING INCOME DEFICIENCY / (SURPLUS) (L19-L16)			$5,325,410	$1,457,533	$321,350	$1,608,467	$2,202,076	-$274,030	$6,472	$3,541
21	REVENUE CONVERSION FACTOR			1.650186	1.660503	1.646738	1.646210	1.646210	1.645559	1.645559	1.645559
22	REVENUE DEFICIENCY / (SURPLUS) (L20*L21)			$8,787,918	$2,420,238	$529,179	$2,647,875	$3,625,079	($450,932)	$10,651	$5,827
23	% INCREASE (L22/L7)			11.01%	8.41%	6.06%	13.25%	18.90%	-14.91%	18.39%	10.29%
24	COS RATE SCHED. / CLASS REV. REQ. (L9 + L22)			$89,198,855	$31,671,544	$9,337,105	$22,662,210	$22,821,225	$2,575,295	$68,984	$62,493

	REVENUE REQUIREMENT DETERMINATION WITH RIDERS
25	REVENUE DEFICIENCY / (SURPLUS) (L22)			$8,787,918	$2,420,238	$529,179	$2,647,875	$3,625,079	($450,932)	$10,651	$5,827
26	NON-FUEL RATE SCHEDULE REVENUE REQUIREMENT (L7+L25)			$88,607,368	$31,204,181	$9,260,801	$22,637,583	$22,801,374	$2,572,438	$68,560	$62,431
27	TOTAL OTHER REVENUES (L8)			$591,487	$467,362	$76,304	$24,627	$19,851	$2,857	$424	$62
28	TRANSMISSION RIDER (Allocated on 12CP)			$1,006,540	$325,440	$95,880	$260,755	$319,128	$4,582	$577	$178
29	FUEL REVENUES (CURRENT ECR RATE)			$84,973,039	$22,917,814	$6,849,832	$23,486,093	$30,717,177	$916,149	$48,128	$37,846
30	TOTAL REVENUE REQUIREMENT (L26+L27+L28+L29)			$175,178,434	$54,914,798	$16,282,816	$46,409,058	$53,857,530	$3,496,026	$117,688	$100,518
31	% INCREASE IN NON-FUEL RATE SCHEDULE REVENUES (L25 / L7)			11.01%	8.41%	6.06%	13.25%	18.90%	-14.91%	18.39%	10.29%
32	% INCREASE IN RATE SCHEDULE REVENUES INCLUDING FUEL ((L25) / (L7+L29))			5.33%	4.68%	3.40%	6.09%	7.27%	-11.45%	10.04%	6.17%
33	% INCREASE TO TOTAL BILL ((L25) / (L30 - L25))			5.28%	4.61%	3.36%	6.05%	7.22%	-11.42%	9.95%	6.15%

34	Mitigation Adjustment			($0)	$0	$0	($140,750)	($309,119)	$450,932	($1,062)	$0

	MITIGATED REVENUE REQUIREMENT DETERMINATION WITH RIDERS
35	MITIGATED REVENUE DEFICIENCY			$8,787,918	$2,420,238	$529,179	$2,507,125	$3,315,960	$0	$9,588	$5,827
36	NON-FUEL RATE SCHEDULE REVENUE REQUIREMENT			$88,607,368	$31,204,181	$9,260,801	$22,496,833	$22,492,255	$3,023,370	$67,497	$62,431
37	TOTAL OTHER REVENUES			$591,487	$467,362	$76,304	$24,627	$19,851	$2,857	$424	$62
38	TRANSMISSION RIDER (Allocated on 12CP)			$1,006,540	$325,440	$95,880	$260,755	$319,128	$4,582	$577	$178
39	FUEL REVENUES (CURRENT ECR RATE)			$84,973,039	$22,917,814	$6,849,832	$23,486,093	$30,717,177	$916,149	$48,128	$37,846
40	TOTAL REVENUE REQUIREMENT			$175,178,434	$54,914,798	$16,282,816	$46,268,307	$53,548,411	$3,946,958	$116,626	$100,518
41	% INCREASE IN NON-FUEL RATE SCHEDULE REVENUES			11.01%	8.41%	6.06%	12.54%	17.29%	0.00%	16.56%	10.29%
42	% INCREASE IN RATE SCHEDULE REVENUES INCLUDING FUEL			5.33%	4.68%	3.40%	5.77%	6.65%	0.00%	9.04%	6.17%
43	% INCREASE TO TOTAL BILL			5.28%	4.61%	3.36%	5.73%	6.60%	0.00%	8.96%	6.15%

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	INTANGIBLE PLANT

302	Franchise and Consents	3.65%
303.2	Miscellaneous Intangible Plant-Software	10.51%

	PRODUCTION PLANT

	STEAM PRODUCTION - GAS

310.200	Land Rights
	Horseshoe Lake 6	0.06%
	Mustang 1	0.77%	*
	Seminole 1	1.48%

311	Structures and Improvements
	Horseshoe Lake 6	2.29%
	Horseshoe Lake 7	1.74%
	Horseshoe Lake 8	1.24%
	Mustang 1	2.92%
	Mustang 2	0.76%
	Mustang 3	0.94%
	Mustang 4	1.49%
	Seminole 1	2.82%
	Seminole 2	2.84%
	Seminole 3	2.09%

311.500	Security
	Horseshoe Lake 6	10.00%
	Mustang 1	10.00%
	Seminole 1	10.00%

312	Boiler Plant Equipment
	Horseshoe Lake 6	1.89%
	Horseshoe Lake 7	1.45%
	Horseshoe Lake 8	0.99%
	Mustang 1	2.28%
	Mustang 2	1.45%
	Mustang 3	0.27%
	Mustang 4	0.96%
	Seminole 1	2.73%
	Seminole 2	2.50%
	Seminole 3	1.78%

312.011	CEM - Continuous Emission Monitoring
	Horseshoe Lake 6	10.00%	*
	Horseshoe Lake 7	10.00%	*
	Horseshoe Lake 8	10.00%	*

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	Mustang 1	10.00%
	Mustang 3	10.00%	*
	Mustang 4	10.00%	*
	Seminole 1	10.00%	*
	Seminole 2	10.00%	*
	Seminole 3	10.00%	*

314	Turbogenerator Units
	Horseshoe Lake 6	0.76%
	Horseshoe Lake 7	0.76%
	Horseshoe Lake 8	0.53%
	Mustang 1	0.70%
	Mustang 2	1.07%	*
	Mustang 3	1.07%	*
	Mustang 4	0.20%
	Seminole 1	2.16%
	Seminole 2	2.11%
	Seminole 3	1.35%
	Seminole GT	1.07%	*

315	Accessory Electric Equipment
	Horseshoe Lake 6	0.71%
	Horseshoe Lake 7	0.33%
	Horseshoe Lake 8	0.20%
	Mustang 1	0.32%
	Mustang 2	0.94%	*
	Mustang 3	0.94%	*
	Mustang 4	0.94%	*
	Seminole 1	1.69%
	Seminole 2	2.20%
	Seminole 3	1.10%

316	Miscellaneous Power Plant Equipment
	Horseshoe Lake 6	5.62%
	Horseshoe Lake 7	1.21%
	Horseshoe Lake 8	1.30%
	Mustang 1	21.31%
	Mustang 2	5.87%	*
	Mustang 3	5.87%	*
	Mustang 4	2.26%
	Seminole 1	3.45%
	Seminole 2	6.81%
	Seminole 3	5.00%

317	ARO
	Muskogee 3	1.67%
	Horseshoe Lake 8	1.39%
	Mustang 4	1.59%
	Seminole 3	1.35%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	STEAM PRODUCTION - COAL

310.200	Land Rights
	Muskogee 4	1.03%
	Sooner 1	3.49%

311	Structures and Improvements
	Muskogee 4	2.01%
	Muskogee 5	1.87%
	Muskogee 6	1.73%
	Sooner 1	1.77%
	Sooner 2	1.92%

311.500	Security
	Muskogee 4	10.00%
	Sooner 1	10.00%

312	Boiler Plant Equipment
	Muskogee 4	1.74%
	Muskogee 5	1.68%
	Muskogee 6	1.60%
	Sooner 1	1.56%
	Sooner 2	1.78%

312.011	CEM - Continuous Emission Monitoring
	Muskogee 4	10.00%
	Muskogee 5	10.00%	*
	Muskogee 6	10.00%	*
	Sooner 1	10.00%
	Sooner 2	10.00%	*

314	Turbogenerator Units
	Muskogee 4	1.46%
	Muskogee 5	1.36%
	Muskogee 6	1.39%
	Sooner 1	1.25%
	Sooner 2	1.53%

315	Accessory Electric Equipment
	Muskogee 4	1.08%
	Muskogee 5	1.02%
	Muskogee 6	1.03%
	Sooner 1	0.91%
	Sooner 2	1.14%

316	Miscellaneous Power Plant Equipment
	Muskogee 4	2.14%
	Muskogee 5	3.04%
	Muskogee 6	1.49%
	Sooner 1	3.73%
	Sooner 2	1.91%
	Power Supply Svcs	8.28%

317	ARO
	Muskogee 6	1.37%
	Sooner 2	1.35%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

			ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	OTHER PRODUCTION

341	Structures and Improvements
	Tinker	3.16%
	Enid	4.66%
	Woodward	4.35%
	Horseshoe Lake 9 & 10	3.24%
	McClain Gas 1	4.16%
	McClain Gas 2	4.43%
	McClain Steam 1	4.45%
	McClain HRSG 1	4.16%
	McClain HRSG 2	4.43%
	Centennial Wind Farm	3.95%
	Redbud 1	3.08%
	OU Spirit Wind Farm	4.06%

342	Fuel Holders, Producers and Accessories
	Tinker	3.18%
	Enid	4.53%
	Woodward	4.10%
	Horseshoe Lake 9 & 10	3.24%
	McClain Gas 1	4.46%
	McClain Gas 2	4.69%
	McClain Steam 1	4.67%
	McClain HRSG 1	4.46%
	McClain HRSG 2	4.69%
	Redbud 1	3.04%
	Redbud 2	3.04%
	Redbud 3	3.05%
	Redbud 4	3.04%

343	Prime Movers
	Tinker	3.18%
	Enid	4.40%
	Horseshoe Lake 9 & 10	3.23%
	McClain Gas 1	4.30%
	McClain Gas 2	4.13%
	McClain Steam 1	4.18%
	McClain HRSG 1	4.30%
	McClain HRSG 2	4.13%
	Redbud 1	3.04%
	Redbud 2	3.03%
	Redbud 3	3.37%
	Redbud 4	3.07%

343.2	LTSA 2-year
	McClain Gas 1	50.00%
	McClain Gas 2	50.00%

343.3	LTSA 3-year
	McClain Gas 1	33.34%
	McClain Gas 2	33.34%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

343.4	LTSA 4-year
	McClain Gas 1	25.00%

343.5	LTSA 5-year
	McClain Gas 1	20.00%
	McClain Gas 2	20.00%
	Redbud 1	20.00%
	Redbud 2	20.00%
	Redbud 3	20.00%

343.6	LTSA 6-year
	McClain Gas 1	16.67%	*
	McClain Gas 2	16.67%
	Redbud 3	16.67%	*
	Redbud 4	16.67%	*

343.7	LTSA 7-year
	McClain Gas 1	14.29%
	McClain Gas 2	14.29%

343.20	LTSA 20-year
	Redbud 2	5.00%
	Redbud 3	5.00%

343.24	LTSA 24-year
	McClain Steam 1	4.17%
	Redbud 1	4.17%
	Redbud 2	4.17%
	Redbud 3	4.17%
	Redbud 4	4.17%

343.30	LTSA 30-year
	McClain Gas 1	3.33%
	McClain Gas 2	3.33%

343.99	CEM - Continuous Emission Monitoring
	McClain Gas 1	10.00%
	McClain Gas 2	10.00%
	McClain HRSG 1	10.00%
	McClain HRSG 2	10.00%
	Redbud 1	10.00%
	Redbud 2	10.00%
	Redbud 3	10.00%
	Redbud 4	10.00%

344	Generators
	Tinker	3.16%
	Enid	4.31%
	Woodward	3.95%
	Horseshoe Lake 9 & 10	3.36%
	McClain Gas 1	3.78%	*
	Centennial Wind Farm	3.96%
	OU Spirit Wind Farm	3.95%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

345	Accessory Electric Equipment
	Tinker	3.19%
	Enid	4.40%
	Woodward	3.98%
	Horseshoe Lake 9 & 10	3.45%
	McClain Gas 1	4.32%
	McClain Gas 2	4.38%
	McClain Steam 1	4.37%
	McClain HRSG 1	4.32%
	McClain HRSG 2	4.38%
	Redbud 1	3.02%
	Redbud 2	3.03%
	Redbud 3	3.01%
	Redbud 4	3.03%

346	Miscellaneous Power Plant Equipment
	Tinker	13.05%
	Enid	4.42%
	Woodward	3.98%
	Horseshoe Lake 9 & 10	3.22%
	McClain Gas 1	4.48%
	McClain Gas 2	4.62%
	McClain Steam 1	4.62%
	McClain HRSG 1	4.48%
	McClain HRSG 2	4.62%
	Centennial Wind Farm	4.11%
	Redbud 1	1.93%

347	ARO
	Enid	1.82%
	Woodward	1.82%
	Centennial Wind Farm	1.01%
	OU Spirit Wind Farm	2.86%

	TRANSMISSION PLANT

350.2	Land Rights	3.00%
350.3	Land Rights-Power Supply	3.59%
352	Structures and Improvements-Transmission	1.70%
352.100	Structures and Improvements-Power Supply	1.57%
353	Station Equipment	2.41%
353.130	Security	10.00%
353.905	Step Up Transformers (Power Supply)
	Horseshoe Lake 6	0.15%
	Horseshoe Lake 7	0.15%
	Horseshoe Lake 8	0.15%
	Muskogee 4	2.84%
	Muskogee 5	1.56%
	Muskogee 6	1.91%
	Mustang 1	3.12%
	Mustang 2	3.12%
	Mustang 4	1.95%	*
	Mustang 3	1.97%
	Seminole 1	0.20%
	Seminole 2	0.74%
	Seminole 3	0.99%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

			ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	Sooner 1	1.37%
	Sooner 2	4.39%
	Centennial Wind Farm	3.44%
	McClain GSU	2.93%
	Redbud Power Plant	2.30%
	OU Spirit Wind Farm	3.80%
354	Towers and Fixtures	1.86%
355	Poles and Fixtures	2.83%
355.1	Poles and Fixtures-Power Supply	2.72%
356	Overhead Conductors and Devices	2.13%
356.1	Overhead Conductors and Devices-Power Supply	1.86%
358	Underground Conductors and Devices	0.83%
359	ARO	1.01%

	DISTRIBUTION PLANT

360.2	Land Rights	1.66%
361	Structures and Improvements	1.92%
362	Station Equipment	2.30%
362.100	Security	10.00%
362.900	Step Up Transformers for Power Supply-Tinker	7.47%
362.900	Step Up Transformers for Power Supply-Woodward	7.41%
364	Poles, Towers, and Fixtures	2.36%
365	Overhead Conductors and Devices	2.71%
366	Underground Conduit	2.24%
367	Underground Conductors and Devices	2.45%
368	Line Transformers	4.04%
369	Services	1.73%
370.2	Meters-Standard	2.58%
370.3	Meters-Equipment	2.58%
371	Installation on Customer Premises	2.89%
373	Street Lighting and Signal Systems	2.55%

	GENERAL PLANT

	POWER DELIVERY
389.200	Land Rights	0.72%
390	Structures and Improvements	1.82%
391	Office Furniture and Equipment-Accrued	14.59%
391	Office Furniture and Equipment-Amortized	6.67%
391.1	Computer Equipment-Accrued	34.96%
391.1	Computer Equipment-Amortized	20.00%
391.3	Fax and Copier Equipment-Amortized	20.00%
393	Stores Equipment-Accrued	0.16%
393	Stores Equipment-Amortized	4.00%
394	Tools, Shop and Garage Equipment-Accrued	1.90%
394	Tools, Shop and Garage Equipment-Amortized	4.00%
395	Laboratory Equipment-Accrued	5.10%
395	Laboratory Equipment-Amortized	5.00%
396	Power Operated Equipment	3.41%
397	Communication Equipment-Accrued	0.00%
397	Communication Equipment-Amortized	10.00%
398	Miscellaneous Equipment-Accrued	0.00%
398	Miscellaneous Equipment-Amortized	5.00%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	FLEET EQUIPMENT - POWER SUPPLY
392.1	Standard Cars	6.39%
392.3	Pickup Trucks	2.02%
392.4	Light Trucks	0.64%
392.5	Heavy Trucks	7.98%	*
392.6	Trailers	0.23%

	FLEET EQUIPMENT - POWER DELIVERY
392.1	Standard Cars	0.16%
392.3	Pickup Trucks	4.10%
392.4	Light Trucks	4.36%	*
392.5	Heavy Trucks	6.86%
392.6	Trailers	2.88%	*

	FLEET EQUIPMENT - TRANSMISSION
392.1	Standard Cars	3.09%
392.3	Pickup Trucks	5.43%	*

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

				ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION RATES

Account	Description	Depreciation Rate

	OG&E HOLDING COMPANY

	INTANGIBLE PLANT

303.200	Software - Depreciable	14.10%

	GENERAL PLANT

	OFFICE FURNITURE AND EQUIPMENT
391.10	Computers and Printers	20.00%
391.12	Security	33.33%
391.40	Fax Machines	20.00%
391.50	Copiers	33.34%	*
391.60	Tables, Cubes, and Stands	6.67%
391.90	Miscellaneous	6.67%

	TRANSPORTATION EQUIPMENT
392.01	Standard Cars	10.44%
392.03	Pickup Trucks	10.16%
392.04	Light Trucks	8.07%
392.05	Heavy Trucks	9.10%
392.06	Trailers	5.52%

393	Stores Equipment	4.00%
395	Laboratory Equipment	5.00%
396	Power Operated Equipment	5.00%

	COMMUNICATION EQUIPMENT
397.02	Radio Systems	10.00%
397.40	Wireless Networks	10.00%
397.01	Telephone Equipment	10.00%
397.50	Comm. Miscellaneous	10.00%

398	Miscellaneous Equipment	5.00%

*Fully-reserved or over-accrued for the purposed of Docket No. 10-067-U.

					ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

INTANGIBLE PLANT
302	Franchise and Consents	SQ	25	-	13.7	0%	50%
303.2	Miscellaneous Intangible Plant-Software	SQ	3	-	1.6	0%	83%

PRODUCTION PLANT

STEAM PRODUCTION - GAS

310.200	Land Rights
	Horseshoe Lake 6	S4	100	2018	8.5	0%	100%
	Mustang 1	S4	100	2016	6.5	0%	101%
	Seminole 1	S4	100	2025	15.5	0%	77%

311	Structures and Improvements
	Horseshoe Lake 6	R3	102	2018	8.4	-20%	101%
	Horseshoe Lake 7	R3	102	2024	14.2	-20%	95%
	Horseshoe Lake 8	R3	102	2029	19.1	-20%	96%
	Mustang 1	R3	102	2016	6.5	-20%	101%
	Mustang 2	R3	102	2016	6.5	-20%	115%
	Mustang 3	R3	102	2017	7.4	-20%	113%
	Mustang 4	R3	102	2020	10.4	-20%	105%
	Seminole 1	R3	102	2025	15.3	-20%	77%
	Seminole 2	R3	102	2026	16.2	-20%	74%
	Seminole 3	R3	102	2030	20.1	-20%	78%

311.500	Security
	Horseshoe Lake 6	SQ	10	-	-	-	-
	Mustang 1	SQ	10	-	-	-	-
	Seminole 1	SQ	10	-	-	-	-

312	Boiler Plant Equipment
	Horseshoe Lake 6	R1.5	105	2018	8.4	-15%	99%
	Horseshoe Lake 7	R1.5	105	2024	14.2	-15%	94%
	Horseshoe Lake 8	R1.5	105	2029	18.9	-15%	96%
	Mustang 1	R1.5	105	2016	6.4	-15%	100%
	Mustang 2	R1.5	105	2016	6.5	-15%	106%
	Mustang 3	R1.5	105	2017	7.4	-15%	113%
	Mustang 4	R1.5	105	2020	10.3	-15%	105%
	Seminole 1	R1.5	105	2025	15.2	-15%	74%
	Seminole 2	R1.5	105	2026	16.0	-15%	75%
	Seminole 3	R1.5	105	2030	19.8	-15%	80%

312.011	CEM-Continuous Emission Monitoring
	Horseshoe Lake 6	SQ	10	-	-	-	-
	Horseshoe Lake 7	SQ	10	-	-	-	-
	Horseshoe Lake 8	SQ	10	-	-	-	-

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

	Mustang 1	SQ	10	-	-	-	-
	Mustang 3	SQ	10	-	-	-	-
	Mustang 4	SQ	10	-	-	-	-
	Seminole 1	SQ	10	-	-	-	-
	Seminole 2	SQ	10	-	-	-	-
	Seminole 3	SQ	10	-	-	-	-

314	Turbogenerator Units
	Horseshoe Lake 6	R1	54	2018	7.9	-5%	99%
	Horseshoe Lake 7	R1	54	2024	12.9	-5%	95%
	Horseshoe Lake 8	R1	54	2029	17.2	-5%	96%
	Mustang 1	R1	54	2016	6.5	-5%	100%
	Mustang 2	R1	54	2016	6.2	-5%	115%
	Mustang 3	R1	54	2017	7.0	-5%	113%
	Mustang 4	R1	54	2020	9.7	-5%	103%
	Seminole 1	R1	54	2025	14.1	-5%	75%
	Seminole 2	R1	54	2026	14.9	-5%	74%
	Seminole 3	R1	54	2030	18.3	-5%	80%
	Seminole GT	R1	54	2007	0.5	-5%	114%

315	Accessory Electric Equipment
	Horseshoe Lake 6	S1	124	2018	8.5	0%	94%
	Horseshoe Lake 7	S1	124	2024	14.3	0%	95%
	Horseshoe Lake 8	S1	124	2029	19.2	0%	96%
	Mustang 1	S1	124	2016	6.5	0%	98%
	Mustang 2	S1	124	2016	6.5	0%	115%
	Mustang 3	S1	124	2017	7.4	0%	113%
	Mustang 4	S1	124	2020	10.4	0%	104%
	Seminole 1	S1	124	2025	15.3	0%	74%
	Seminole 2	S1	124	2026	16.2	0%	64%
	Seminole 3	S1	124	2030	20.1	0%	78%

316	Miscellaneous Power Plant Equipment
	Horseshoe Lake 6	R1.5	60	2018	8.3	-10%	63%
	Horseshoe Lake 7	R1.5	60	2024	13.7	-10%	93%
	Horseshoe Lake 8	R1.5	60	2029	18.1	-10%	86%
	Mustang 1	R1.5	60	2016	6.4	-10%	-26%
	Mustang 2	R1.5	60	2016	6.1	-10%	0%
	Mustang 3	R1.5	60	2017	6.9	-10%	112%
	Mustang 4	R1.5	60	2020	10.0	-10%	87%
	Seminole 1	R1.5	60	2025	14.6	-10%	60%
	Seminole 2	R1.5	60	2026	14.8	-10%	9%
	Seminole 3	R1.5	60	2030	19.1	-10%	14%

317	ARO
	Muskogee 3	-	-	-	-	-	-
	Horseshoe Lake 8	-	-	-	-	-	-
	Mustang 4	-	-	-	-	-	-
	Seminole 3	-	-	-	-	-	-

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

STEAM PRODUCTION - COAL

310.200	Land Rights
	Muskogee 4	S4	100	2034	24.5	0%	75%
	Sooner 1	S4	100	2034	24.5	0%	15%

311	Structures and Improvements
	Muskogee 4	R3	102	2034	24.0	-20%	72%
	Muskogee 5	R3	102	2033	23.0	-20%	77%
	Muskogee 6	R3	102	2039	28.9	-20%	70%
	Sooner 1	R3	102	2034	24.1	-20%	77%
	Sooner 2	R3	102	2035	25.0	-20%	72%

311.500	Security
	Muskogee 4	SQ	10	-	-	-	-
	Sooner 1	SQ	10	-	-	-	-

312	Boiler Plant Equipment
	Muskogee 4	R1.5	105	2034	23.6	-15%	74%
	Muskogee 5	R1.5	105	2033	22.7	-15%	77%
	Muskogee 6	R1.5	105	2039	28.2	-15%	70%
	Sooner 1	R1.5	105	2034	23.6	-15%	78%
	Sooner 2	R1.5	105	2035	24.5	-15%	71%

312.011	CEM-Continuous Emission Monitoring
	Muskogee 4	SQ	10	-	-	-	-
	Muskogee 5	SQ	10	-	-	-	-
	Muskogee 6	SQ	10	-	-	-	-
	Sooner 1	SQ	10	-	-	-	-
	Sooner 2	SQ	10	-	-	-	-

314	Turbogenerator Units
	Muskogee 4	R1	54	2034	22.2	-5%	73%
	Muskogee 5	R1	54	2033	21.0	-5%	76%
	Muskogee 6	R1	54	2039	25.2	-5%	70%
	Sooner 1	R1	54	2034	21.7	-5%	78%
	Sooner 2	R1	54	2035	22.5	-5%	71%

315	Accessory Electric Equipment
	Muskogee 4	S1	124	2034	23.8	0%	74%
	Muskogee 5	S1	124	2033	22.9	0%	77%
	Muskogee 6	S1	124	2039	28.7	0%	70%
	Sooner 1	S1	124	2034	23.8	0%	78%
	Sooner 2	S1	124	2035	24.8	0%	72%

316	Miscellaneous Power Plant Equipment
	Muskogee 4	R1.5	60	2034	22.6	-10%	62%
	Muskogee 5	R1.5	60	2033	21.6	-10%	44%
	Muskogee 6	R1.5	60	2039	25.8	-10%	72%
	Sooner 1	R1.5	60	2034	22.4	-10%	26%
	Sooner 2	R1.5	60	2035	22.4	-10%	67%
	Power Supply Svcs	R1.5	60	2020	10.3	-10%	25%

317	ARO
	Muskogee 6	-	-	-	-	-	-
	Sooner 2	-	-	-	-	-	-

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

OTHER PRODUCTION

341	Structures and Improvements
	Tinker	S3	50	2018	8.5	0%	73%
	Enid	S3	50	2013	3.3	0%	85%
	Woodward	S3	50	2013	3.2	0%	86%
	Horseshoe Lake 9 & 10	S3	50	2035	24.9	0%	19%
	McClain Gas 1	S3	50	2031	21.4	0%	11%
	McClain Gas 2	S3	50	2031	21.3	0%	6%
	McClain Steam 1	S3	50	2031	21.3	0%	5%
	McClain HRSG 1	S3	50	2031	21.4	0%	11%
	McClain HRSG 2	S3	50	2031	21.3	0%	6%
	Centennial Wind Farm	S3	50	2031	21.4	0%	15%
	Redbud 1	S3	50	2035	25.2	0%	22%
	OU Spirit Wind Farm	S3	50	2034	24.4	0%	1%

342	Fuel Holders, Producers and Accessories
	Tinker	R4	55	2018	8.5	0%	73%
	Enid	R4	55	2013	3.4	0%	85%
	Woodward	R4	55	2013	3.4	0%	86%
	Horseshoe Lake 9 & 10	R4	55	2035	25.4	0%	18%
	McClain Gas 1	R4	55	2031	21.4	0%	5%
	McClain Gas 2	R4	55	2031	21.4	0%	0%
	McClain HRSG 1	R4	55	2031	21.4	0%	5%
	McClain HRSG 2	R4	55	2031	21.4	0%	0%
	Redbud 1	R4	55	2035	25.3	0%	23%
	Redbud 2	R4	55	2035	25.3	0%	23%
	Redbud 3	R4	55	2035	25.3	0%	23%
	Redbud 4	R4	55	2035	25.3	0%	23%

343	Prime Movers
	Tinker	R4	112	2018	8.5	0%	73%
	Enid	R4	112	2013	3.5	0%	85%
	Horseshoe Lake 9 & 10	R4	112	2035	25.5	0%	18%
	McClain Gas 1	R4	112	2031	21.5	0%	8%
	McClain Gas 2	R4	112	2031	21.5	0%	11%
	McClain Steam 1	R4	112	2031	21.5	0%	10%
	McClain HRSG 1	R4	112	2031	21.5	0%	8%
	McClain HRSG 2	R4	112	2031	21.5	0%	11%
	Redbud 1	R4	112	2035	25.5	0%	23%
	Redbud 2	R4	112	2035	25.5	0%	23%
	Redbud 3	R4	112	2035	25.5	0%	14%
	Redbud 4	R4	112	2035	25.5	0%	22%

343.2	LTSA - 2 year
	McClain Gas 1	SQ	2	-	-	-	-
	McClain Gas 2	SQ	2	-	-	-	-

343.3	LTSA - 3 year
	McClain Gas 1	SQ	3	-	-	-	-
	McClain Gas 2	SQ	3	-	-	-	-

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

343.4	LTSA - 4 year	SQ	4	-	-	-	-
	McClain Gas 1

343.5	LTSA - 5 year
	McClain Gas 1	SQ	5	-	-	-	-
	McClain Gas 2	SQ	5	-	-	-	-
	Redbud 1	SQ	5	-	-	-	-
	Redbud 2	SQ	5	-	-	-	-
	Redbud 3	SQ	5	-	-	-	-

343.6	LTSA - 6 year
	McClain Gas 1	SQ	6	-	-	-	-
	McClain Gas 2	SQ	6	-	-	-	-
	Redbud 3	SQ	6	-	-	-	-
	Redbud 4	SQ	6	-	-	-	-

343.7	LTSA - 7 year
	McClain Gas 1	SQ	7	-	-	-	-
	McClain Gas 2	SQ	7	-	-	-	-

343.20	LTSA - 20 year
	Redbud 2	SQ	20	-	-	-	-
	Redbud 3	SQ	20	-	-	-	-

343.24	LTSA - 24 year
	McClain Steam 1	SQ	24	-	-	-	-
	Redbud 1	SQ	24	-	-	-	-
	Redbud 2	SQ	24	-	-	-	-
	Redbud 3	SQ	24	-	-	-	-
	Redbud 4	SQ	24	-	-	-	-

343.30	LTSA - 30 year
	McClain Gas 1	SQ	30	-	-	-	-
	McClain Gas 2	SQ	30	-	-	-	-

343.99	CEM-Continuous Emission Monitoring
	McClain Gas 1	SQ	10	-	-	-	-
	McClain Gas 2	SQ	10	-	-	-	-
	McClain HRSG 1	SQ	10	-	-	-	-
	McClain HRSG 2	SQ	10	-	-	-	-
	Redbud 1	SQ	10	-	-	-	-
	Redbud 2	SQ	10	-	-	-	-
	Redbud 3	SQ	10	-	-	-	-
	Redbud 4	SQ	10	-	-	-	-

344	Generators
	Tinker	S1.5	62	2018	8.5	0%	73%
	Enid	S1.5	62	2013	3.5	0%	85%
	Woodward	S1.5	62	2013	3.5	0%	86%
	Horseshoe Lake 9 & 10	S1.5	62	2035	24.5	0%	18%
	McClain Gas 1	S1.5	62	2031	24.5	0%	n/a
	Centennial Wind Farm	S1.5	62	2031	21.3	0%	16%
	OU Spirit Wind Farm	S1.5	62	2034	24.2	0%	4%

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

345	Accessory Electric Equipment
	Tinker	R4	106	2018	8.5	0%	73%
	Enid	R4	106	2013	3.5	0%	85%
	Woodward	R4	106	2013	3.5	0%	86%
	Horseshoe Lake 9 & 10	R4	106	2035	25.5	0%	12%
	McClain Gas 1	R4	106	2031	21.5	0%	7%
	McClain Gas 2	R4	106	2031	21.5	0%	6%
	McClain Steam 1	R4	106	2031	21.5	0%	6%
	McClain HRSG 1	R4	106	2031	21.5	0%	7%
	McClain HRSG 2	R4	106	2031	21.5	0%	6%
	Redbud 1	R4	106	2035	25.5	0%	23%
	Redbud 2	R4	106	2035	25.5	0%	23%
	Redbud 3	R4	106	2035	25.5	0%	23%
	Redbud 4	R4	106	2035	25.5	0%	23%

346	Miscellaneous Power Plant Equipment
	Tinker	R4	83	2018	8.5	0%	-1444%
	Enid	R4	83	2013	3.5	0%	85%
	Woodward	R4	83	2013	3.5	0%	86%
	Horseshoe Lake 9 & 10	R4	83	2035	25.4	0%	18%
	McClain Gas 1	R4	83	2031	21.5	0%	4%
	McClain Gas 2	R4	83	2031	21.5	0%	1%
	McClain Steam 1	R4	83	2031	21.5	0%	1%
	McClain HRSG 1	R4	83	2031	21.5	0%	4%
	McClain HRSG 2	R4	83	2031	21.5	0%	1%
	Centennial Wind Farm	R4	83	2031	21.5	0%	12%
	Redbud 1	R4	83	2035	25.5	0%	51%

347	ARO
	Enid	-	-	-	-	-	-
	Woodward	-	-	-	-	-	-
	Centennial Wind Farm	-	-	-	-	-	-
	OU Spirit Wind Farm	-	-	-	-	-	-

TRANSMISSION PLANT

350.2	Land Rights	R4	70	-	26.1	0%	22%
350.3	Land Rights-Power Supply	R4	70	-	26.1	0%	6%
352	Structures and Improvements-Transmission	R2.5	65	-	50.7	0%	14%
352.100	Structures and Improvements-Power Supply	R2.5	65	-	50.7	0%	20%
353	Station Equipment	L0.5	51	-	40.2	-22%	25%
353.130	Security	SQ	10	-	7.0	0%	35%
353.905	Step Up Transformers (Power Supply)
	Horseshoe Lake 6	R2.5	40	-	25.8	0%	96%
	Horseshoe Lake 7	R2.5	40	-	25.8	0%	96%
	Horseshoe Lake 8	R2.5	40	-	25.8	0%	96%
	Muskogee 4	R2.5	40	-	25.8	0%	27%
	Muskogee 5	R2.5	40	-	25.8	0%	60%
	Muskogee 6	R2.5	40	-	25.8	0%	51%
	Mustang 1	R2.5	40	-	25.8	0%	19%
	Mustang 2	R2.5	40	-	25.8	0%	19%
	Mustang 4	R2.5	40	-	25.8	0%	129%
	Mustang 3	R2.5	40	-	25.8	0%	49%
	Seminole 1	R2.5	40	-	25.8	0%	95%
	Seminole 2	R2.5	40	-	25.8	0%	81%
	Seminole 3	R2.5	40	-	25.8	0%	74%

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

	Sooner 1	R2.5	40	-	25.8	0%	65%
	Sooner 2	R2.5	40	-	25.8	0%	-13%
	Centennial Wind Farm	R2.5	40	-	25.8	0%	11%
	McClain GSU	R2.5	40	-	25.8	0%	25%
	Redbud Power Plant	R2.5	40	-	25.8	0%	41%
	OU Spirit Wind Farm	R2.5	40	-	25.8	0%	2%
354	Towers and Fixtures	L3	69	-	50.8	-15%	20%
355	Poles and Fixtures	L1	52	-	42.3	-52%	32%
355.1	Poles and Fixtures-Power Supply	L1	52	-	42.3	-52%	37%
356	Overhead Conductors and Devices	R2.5	58	-	45.8	-30%	32%
356.1	Overhead Conductors and Devices-Power Supply	R2.5	58	-	45.8	-30%	45%
358	Underground Conductors and Devices	R2.5	40	-	8.3	0%	93%
359	ARO	-	-	-	-	-	-

DISTRIBUTION PLANT

360.2	Land Rights	S4	60		44.8	0%	26%
361	Structures and Improvements	R2	55		46.4	-10%	21%
362	Station Equipment	L0	51		42.7	-25%	27%
362.100	Security	SQ	10		7.0	0%	17%
362.900	Step Up Transformers for Power Supply-Tinker	R2.5	40		13.5	0%	-1%
362.900	Step Up Transformers for Power Supply-Woodward	R2.5	40		13.5	0%	0%
364	Poles, Towers, and Fixtures	L0.5	47		41.6	-40%	42%
365	Overhead Conductors and Devices	L1	49		37.2	-36%	35%
366	Underground Conduit	L2.5	53		46.0	-30%	27%
367	Underground Conductors and Devices	S1	47		42.3	-31%	27%
368	Line Transformers	R1	35		24.0	-20%	23%
369	Services	L1.5	51		44.0	-20%	44%
370.2	Meters-Standard	L1	30		24.3	-5%	42%
370.3	Meters-Equipment	L1	30		24.3	-5%	42%
371	Installation on Customer Premises	S2	30		28.5	0%	18%
373	Street Lighting and Signal Systems	S1.5	40		34.1	-30%	43%

GENERAL PLANT

	POWER DELIVERY
389.200	Land Rights	R4	45	-	20.4	0%	85%
390	Structures and Improvements	R3.5	34	-	18.4	0%	67%
391	Office Furniture and Equipment-Accrued	SQ	15	-	-	-	-
391	Office Furniture and Equipment-Amortized	SQ	15	-	-	-	-
391.1	Computer Equipment-Accrued	SQ	5	-	-	-	-
391.1	Computer Equipment-Amortized	SQ	5	-	-	-	-
391.3	Fax and Copier Equipment-Amortized	SQ	5	-	-	-	-
393	Stores Equipment-Accrued	SQ	25	-	-	-	-
393	Stores Equipment-Amortized	SQ	25	-	-	-	-
394	Tools, Shop and Garage Equipment-Accrued	SQ	25	-	-	-	-
394	Tools, Shop and Garage Equipment-Amortized	SQ	25	-	-	-	-
395	Laboratory Equipment-Accrued	SQ	20	-	-	-	-
395	Laboratory Equipment-Amortized	SQ	20	-	-	-	-
396	Power Operated Equipment	L1	16	-	11.4	18%	43%
397	Communication Equipment-Accrued	SQ	10	-	-	-	-
397	Communication Equipment-Amortized	SQ	10	-	-	-	-
398	Miscellaneous Equipment-Accrued	SQ	20	-	-	-	-
398	Miscellaneous Equipment-Amortized	SQ	20	-	-	-	-

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

	FLEET EQUIPMENT - POWER SUPPLY
392.1	Standard Cars	R3	9.5	-	8.7	8%	36%
392.3	Pickup Trucks	S2.5	10	-	5.5	8%	81%
392.4	Light Trucks	L2.5	11	-	7.3	8%	87%
392.5	Heavy Trucks	L3	13	-	5.2	8%	115%
392.6	Trailers	S0.5	25	-	17.8	8%	88%

	FLEET EQUIPMENT - POWER DELIVERY
392.1	Standard Cars	R3	9.5	-	7.0	8%	91%
392.3	Pickup Trucks	S2.5	10	-	6.1	8%	67%
392.4	Light Trucks	L2.5	11	-	7.9	8%	106%
392.5	Heavy Trucks	L3	13	-	8.7	8%	32%
392.6	Trailers	S0.5	25	-	16.1	8%	100%

	FLEET EQUIPMENT - TRANSMISSION
392.1	Standard Cars	R3	9.5	-	7.0	8%	70%
392.3	Pickup Trucks	S2.5	10	-	6.1	8%	0%

						ATTACHMENT NO. 2

STAFF RECOMMENDED DEPRECIATION PARAMETERS

Account	Description	Curve Shape	Interim Survivor Curve/Average Service Life	Retirement Year	Remaining Life	Net Salvage Percent	Reserve Ratio at 12/31/10

OG&E HOLDING COMPANY

INTANGIBLE PLANT

303.200	Software - Depreciable	SQ	5	-	3.2	0%	55%

GENERAL PLANT

	OFFICE FURNITURE AND EQUIPMENT
391.10	Computers and Printers	SQ	5	-	-	-	-
391.12	Security	SQ	3	-	-	-	-
391.40	Fax Machines	SQ	5	-	-	-	-
391.50	Copiers	SQ	3	-	-	-	-
391.60	Tables, Cubes, and Stands	SQ	15	-	-	-	-
391.90	Miscellaneous	SQ	15	-	-	-	-

	TRANSPORTATION EQUIPMENT
392.01	Standard Cars	R0.5	7.5	-	6.7	0%	30%
392.03	Pickup Trucks	R2.5	10	-	6.1	0%	38%
392.04	Light Trucks	R3	11	-	7.0	0%	44%
392.05	Heavy Trucks	R4	10	-	8.1	0%	26%
392.06	Trailers	R2.5	16	-	13.4	0%	26%

393	Stores Equipment	SQ	25	-	-	-	-
395	Laboratory Equipment	SQ	20	-	-	-	-
396	Power Operated Equipment	R2	20	-	15.5	0%	35%

	COMMUNICATION EQUIPMENT
397.02	Radio Systems	SQ	10	-	-	-	-
397.40	Wireless Networks	SQ	10	-	-	-	-
397.01	Telephone Equipment	SQ	10	-	-	-	-
397.50	Comm. Miscellaneous	SQ	10	-	-	-	-

398	Miscellaneous Equipment	SQ	20	-	-	-	-